EXHIBIT 99.1


                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                     MARM04_7 : Group 4; INTCALCTYPE in 'I'
================================================================================


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Current Balance                                       Loans         Balance         Balance
--------------------------------------------------------------------------------------------
$333,700.01 - $450,000.00                                 5      $1,924,257            5.54
$450,000.01 - $650,000.00                                13       7,082,000           20.39
$650,000.01 - $850,000.00                                11       8,351,941           24.04
$850,000.01 - $1,050,000.00                               4       3,744,745           10.78
$1,050,000.01 - $1,250,000.00                             3       3,647,250           10.50
$1,250,000.01 - $1,450,000.00                             3       4,014,000           11.56
$1,450,000.01 - $1,650,000.00                             4       5,972,238           17.19
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: $353,250.00
Maximum: $1,500,000.00
Average: $807,823.97
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Current Gross Rate                                    Loans         Balance         Balance
--------------------------------------------------------------------------------------------
3.501% - 3.750%                                           1        $500,000            1.44
3.751% - 4.000%                                          10       9,065,605           26.10
4.001% - 4.250%                                          25      20,303,824           58.45
4.251% - 4.500%                                           7       4,867,001           14.01
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 3.625%
Maximum: 4.500%
Weighted Average: 4.157%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Net Rate                                              Loans         Balance         Balance
--------------------------------------------------------------------------------------------
2.251% - 2.500%                                           1        $483,000            1.39
3.001% - 3.250%                                           1         500,000            1.44
3.251% - 3.500%                                           2       2,155,000            6.20
3.501% - 3.750%                                          20      17,700,105           50.96
3.751% - 4.000%                                          15      11,105,819           31.97
4.001% - 4.250%                                           4       2,792,507            8.04
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 2.430%
Maximum: 4.125%
Weighted Average: 3.762%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Index                                                 Loans         Balance         Balance
--------------------------------------------------------------------------------------------
1 Year CMT                                               42     $34,253,431           98.61
6 Month Libor                                             1         483,000            1.39
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Months to Roll                                        Loans         Balance         Balance
--------------------------------------------------------------------------------------------
58                                                       13     $11,969,550           34.46
59                                                       30      22,766,881           65.54
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Average AS OF: 2004-07-01
Minimum: 58
Maximum: 59
Weighted Average: 59
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Gross Margin                                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
2.001% - 2.250%                                           1        $483,000            1.39
2.501% - 2.750%                                          42      34,253,431           98.61
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.743%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
First Rate Cap                                        Loans         Balance         Balance
--------------------------------------------------------------------------------------------
5.000%                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

============================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas  Jul 19, 2004 16:31   Page 1  of  3

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                     MARM04_7 : Group 4; INTCALCTYPE in 'I'
================================================================================


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Periodic Rate Cap                                     Loans         Balance         Balance
--------------------------------------------------------------------------------------------
1.000%                                                    1        $483,000            1.39
2.000%                                                   42      34,253,431           98.61
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.986%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Maximum Rate                                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
8.501% - 8.750%                                           1        $500,000            1.44
8.751% - 9.000%                                          10       9,065,605           26.10
9.001% - 9.250%                                          25      20,303,824           58.45
9.251% - 9.500%                                           7       4,867,001           14.01
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 8.625%
Maximum: 9.500%
Weighted Average: 9.157%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
FICO Scores                                           Loans         Balance         Balance
--------------------------------------------------------------------------------------------
681 - 700                                                 1        $745,000            2.14
701 - 720                                                27      22,078,924           63.56
721 - 740                                                 1         483,000            1.39
741 - 760                                                 4       2,889,250            8.32
761 - 780                                                 3       3,138,000            9.03
781 - 800                                                 7       5,402,257           15.55
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum (not less than 400): 691
Maximum: 796
Weighted Average: 731
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Original Loan To Value Ratio                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
<= 50.00%                                                10      $8,155,362           23.48
50.01% - 55.00%                                           2       1,625,000            4.68
55.01% - 60.00%                                           5       6,420,500           18.48
60.01% - 65.00%                                           5       3,314,500            9.54
65.01% - 70.00%                                           7       6,262,367           18.03
70.01% - 75.00%                                          10       7,072,951           20.36
75.01% - 80.00%                                           3       1,402,750            4.04
80.01% - 85.00%                                           1         483,000            1.39
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 28.76
Maximum: 84.00
Weighted Average: 59.45
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Combined Loan To Value Ratio                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
<= 50.00%                                                10      $8,155,362           23.48
50.01% - 55.00%                                           2       1,625,000            4.68
55.01% - 60.00%                                           5       6,420,500           18.48
60.01% - 65.00%                                           5       3,314,500            9.54
65.01% - 70.00%                                           7       6,262,367           18.03
70.01% - 75.00%                                          10       7,072,951           20.36
75.01% - 80.00%                                           3       1,402,750            4.04
80.01% - 85.00%                                           1         483,000            1.39
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 28.76
Maximum: 84.00
Weighted Average: 59.45
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Amortization                                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
Interest Only                                            43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

============================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas  Jul 19, 2004 16:31   Page 2  of  3

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                     MARM04_7 : Group 4; INTCALCTYPE in 'I'
================================================================================


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Top 5 States                                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
California                                               21     $16,179,750           46.58
New York                                                  8       6,520,624           18.77
Illinois                                                  6       5,130,550           14.77
Florida                                                   2       2,245,000            6.46
Washington                                                1       1,305,000            3.76
Other                                                     5       3,355,507            9.66
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Prepay Original Term                                  Loans         Balance         Balance
--------------------------------------------------------------------------------------------
0                                                        37     $29,710,800           85.53
36                                                        6       5,025,631           14.47
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Document Type                                         Loans         Balance         Balance
--------------------------------------------------------------------------------------------
Alternate                                                 1        $483,000            1.39
Full                                                      2       2,571,250            7.40
Reduced                                                   7       9,562,238           27.53
Stated Doc                                               26      17,366,693           50.00
Streamline                                                7       4,753,250           13.68
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Loan Purpose                                          Loans         Balance         Balance
--------------------------------------------------------------------------------------------
Purchase                                                  8      $8,326,995           23.97
Cash Out Refinance                                       10       6,466,500           18.62
Rate/Term Refinance                                      25      19,942,936           57.41
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Owner Occupancy Status                                Loans         Balance         Balance
--------------------------------------------------------------------------------------------
Primary                                                  39     $32,642,424           93.97
Secondary                                                 4       2,094,007            6.03
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Property Type                                         Loans         Balance         Balance
--------------------------------------------------------------------------------------------
Condominium                                              11      $7,536,626           21.70
Single Family                                            32      27,199,805           78.30
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Stated Remaining Term to Maturity                     Loans         Balance         Balance
--------------------------------------------------------------------------------------------
358                                                      13     $11,969,550           34.46
359                                                      30      22,766,881           65.54
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------
Minimum: 358
Maximum: 359
Weighted Average: 359
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Servicer                                              Loans         Balance         Balance
--------------------------------------------------------------------------------------------
GMAC Mortgage                                             1        $483,000            1.39
Washington Mutual Bank                                   42      34,253,431           98.61
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                                                                       % of
                                                       # of       Aggregate       Aggregate
Originator                                            Loans         Balance         Balance
--------------------------------------------------------------------------------------------
UBS Conduit                                               1        $483,000            1.39
Washington Mutual                                        42      34,253,431           98.61
--------------------------------------------------------------------------------------------
Total:                                                   43     $34,736,431          100.00
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

============================================================================================
C:\Documents and Settings\lopanspe\Desktop\CasMaster.cas  Jul 19, 2004 16:31   Page 3  of  3